Exhibit 10.11

AMENDMENT No. 1

TO

SENIOR SUBORDINATED PROMISSORY NOTE

This AMENDMENT No. 1 to SENIOR SUBORDINATED PROMISSORY NOTE (this “Amendment”) is made and entered into as of this 19th day of July, 2012, by and between Kellwood Holding Corp., a Delaware corporation (the “Maker”) and Sun Kellwood Finance, LLC, a Delaware limited liability company (the “Payee”).

WHEREAS, the Maker and the Payee are parties to that certain Senior Subordinated Promissory Note dated May 2, 2008 (the “Note”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Note);

WHEREAS, the maturity date in the Note is October 15, 2011;

WHEREAS, notwithstanding such maturity date, the principal amount and all accrued and unpaid interest thereon under the Note remain outstanding and unpaid by Maker;

WHEREAS, pursuant to and in accordance with Section 7 of the Note, the Maker and the Payee desire to amend the Note as provided in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

1. Amendment of the Note. Effective as of the date hereof, the Note shall be hereby amended as follows:

1.1 Amendment to Section 1(a). Section 1(a) of the Note is hereby amended by deleting it in its entirety and substituting the following in its place:

(a) Interest Accrual. Interest shall accrue on a daily basis at a rate of twelve percent (12%) per annum (calculated on the basis of the number of days in the applicable Fiscal Year) on the unpaid principal balance of this Note then outstanding; provided, however, that, if the principal amount of this Note shall not be paid on the Maturity Date (as defined in Section 2(a), as amended herein), interest shall accrue on a daily basis during the period commencing on the Maturity Date and ending on the date this Note is paid in full at a rate of fourteen percent (14%) per annum (calculated on the basis of the number of days in the applicable Fiscal Year) on the unpaid principal balance of this Note then outstanding.

1.2 Amendment of Section 2(a). Section 2(a) of the Note is hereby amended by deleting it in its entirety and substituting the following in its place:

(a) Maturity Date. On October 15, 2016 (the “Maturity Date”), the Maker shall pay the entire unpaid principal amount of this Note then outstanding to the Payee, together with all accrued and unpaid interest thereon.

2. Miscellaneous.

2.1 From and after the date hereof, each reference in the Note to “the Note,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Note as amended hereby.

2.2 Neither Maker nor Payee is, by entering into this Amendment, waiving any rights or remedies available to such party under the Note. Each of the rights and remedies of Maker and Payee available to such party immediately prior to the execution of this Amendment shall remain available to such party subsequent to the execution of this Amendment (including Payee’s right to interest at the rate of seventeen percent (17%) per annum pursuant to Section 1(a) of the Note for the period beginning on October 15, 2011 and ending on the date hereof).

2.3 Except as specifically set forth above, the Note shall remain unaltered and in full force and effect and the respective terms, conditions or covenants thereof are hereby in all respects ratified and confirmed.

2.4 This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one instrument.

2.5 This Amendment shall be governed in all respects, including as to validity, interpretation and effect, by the internal laws of the State of Delaware, without giving effect to the conflict of laws rules thereof.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date and year first above written.

SUN KELLWOOD FINANCE, LLC

By:	/s/ Maxwell C. Lentz
Name:	Maxwell C. Lentz
Title:	Vice President

KELLWOOD HOLDING CORP.

By:	/s/ Jill Granoff
Name:	Jill Granoff
Title:	CEO and President

Signature Page to Amendment to Note